UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
March 25, 2015
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ASTRO-MED, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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COMMISSION FILE NUMBER0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)
600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(401-828-4000)
 (REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 25, 2015, the Compensation Committee (the “Committee”) of the Board of Directors of Astro-Med, Inc. (the “Registrant”) approved a $45,000 salary increase for Gregory A. Woods, President and CEO of the Registrant.  Effective April 6, 2015, the annual base salary of Mr. Woods is $360,000.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
(c)     Exhibit
Exhibit no.     Exhibit
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

ASTRO-MED, INC.

Date: March 31, 2015	By:	/s/ Joseph P. O'Connell
Joseph P. O'Connell
Chief Financial Officer